                                                                   Exhibit 23.1

                                                      CONSENT OF AMISANO HANSON

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for Bream Ventures, Inc., of our report dated April 27, 2001 relating to the March 31, 2001 financial statements of Bream Ventures, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson


June 18, 2001